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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                   May 9, 2002



                         ALPHA TECHNOLOGIES GROUP, INC.

               (Exact name of registrant as specified in charter)


   Delaware                     01-14365                   76-0079338
--------------               -----------------         -------------------
(State or other                (Commission                (IRS Employer
 jurisdiction of               File Number)            Identification No.)
 incorporation)

          11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
          -------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code 310-556-4005
                                                  -------------




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EACH OF ITEM 4 AND ITEM 7 SET FORTH IN THE REGISTRANT'S CURRENT REPORT ON FORM
8-K (DATE OF EARLIEST EVENT REPORTED - MAY 9, 2002) IS HEREBY AMENDED TO READ IN ITS ENTIRETY AS SET FORTH BELOW.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective May 9, 2002, the Company engaged Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditors. The decision to change the Company's independent auditors was recommended by the Audit Committee and approved by the Board of Directors of the Company. The Company dismissed its previous certifying accountant, Grant Thornton LLP ("Grant Thornton") effective May 9, 2002.

         Grant Thornton's report on the Company's financial statements for the fiscal years ended October 28, 2001 and October 29, 2000 were unqualified. There were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during those fiscal years, and in the subsequent interim period through May 9, 2002, the date the relationship ended, which, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its Report.

         The Company has requested Grant Thornton to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from Grant Thornton is included as Exhibit 16.1 to this Report, stating its agreement with the statements made by the Company in this Report.

         Prior to its engagement as the Company's independent auditors, Deloitte & Touche had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

              Exhibits.

(c)           16.1     Letter dated June 11, 2002 from Grant Thornton LLP.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                                    ALPHA TECHNOLOGIES GROUP, INC.
                                    ------------------------------
                                    (Registrant)



Date: June 11, 2002             By: /s/ Lawrence Butler
                                    --------------------------------------------
                                    Lawrence Butler, Chief Executive Officer
                                    (Principal Executive Officer)



Date: June 11, 2002             By: /s/ James Polakiewicz
                                    --------------------------------------------
                                    James Polakiewicz, Chief Financial Officer
                                    (Principal Financial and Accounting Officer)